Schedule 14C Information

Information Statement Pursuant to
Section 14(c) of the Securities Exchange Act of 1934

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TIFF INVESTMENT PROGRAM, INC.
(Name of Registrant as Specified in Its Charter)

____________________________________________________________
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TIFF INVESTMENT PROGRAM, INC.

Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, Pennsylvania 19428
_____________

TIFF Multi-Asset Fund
TIFF International Equity Fund
____________

INFORMATION STATEMENT
July 29, 2010

Important Notice Regarding
Internet Availability of this Information Statement:
This Information Statement is available at https://wwws.tiff.org/TAS/prospectus_disclosure.aspx

This Information Statement is being furnished to all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund”) and TIFF International Equity Fund (“International Equity Fund”) (each a “Fund,” and collectively the “Funds”), series of TIFF Investment Program, Inc. (“TIP”), to provide members with information regarding money manager agreements between TIP and Mission Value Partners, LLC (“Mission Value Partners”), a new money manager managing assets on behalf of the Funds.  This Information Statement explains why the board of directors of TIP, all of whom are not “interested persons” of TIP (the “board” or the “directors”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the money manager agreements with Mission Value Partners.  Among other things, this Information Statement describes generally the terms of the money manager agreements and provides information about Mission Value Partners.

This Information Statement is being delivered on or about July 29, 2010 to members of record as of July 1, 2010.

The Funds are providing this Information Statement solely for your information as required by an exemptive order issued by the Securities and Exchange Commission (the “SEC”), as described herein.   WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement consists of two parts:

PART I contains information relating to the Funds, the money manager agreements, the multi-manager method employed by TIP and its investment adviser, TIFF Advisory Services, Inc. (“TAS” or the “Adviser”), and TIP’s advisory agreements with TAS.

PART II contains information about TIP, TAS, Mission Value Partners, and other miscellaneous items.

I.	MONEY MANAGER AGREEMENTS BETWEEN TIP AND MISSION VALUE PARTNERS

Multi-Asset Fund and International Equity Fund operate in large part on a “multi-manager” basis, which means that their assets are divided into multiple segments, each managed by a different money management firm as money managers to TIP, supervised by TAS.  TAS is responsible for determining the appropriate manner in which to allocate assets among money managers, including recommending new money managers or new allocations to existing money managers, to the TIP board.  There is no pre-specified target allocation of assets to any particular money manager. Each money manager manages a segment of a Fund pursuant to a money manager agreement.

During a special in-person meeting held on May 25, 2010, the board evaluated and approved money manager agreements, effective as of June 1, 2010, with Mission Value Partners on behalf of Multi-Asset Fund and, separately, on behalf of International Equity Fund.

In general, a mutual fund cannot enter into new advisory agreements or materially amend existing advisory agreements unless the members of that mutual fund vote to approve the agreements.  Each Fund, however, has entered into a money manager agreement with Mission Value Partners without member action pursuant to an exemptive order issued by the SEC (the “Exemptive Order”).  The Exemptive Order permits TAS and the TIP funds, subject to board approval, to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts.  The Exemptive Order does not apply to the advisory agreements with TIP’s investment adviser, TAS, or any amendments to those agreements.  This Information Statement is being provided to all members of the Funds to provide information relating to the new money manager agreements with Mission Value Partners as required by one of the conditions of the Exemptive Order.

Description of the Advisory Agreements

TAS acts as investment adviser to Multi-Asset Fund pursuant to an advisory agreement dated March 31, 1995, as amended, and to International Equity Fund pursuant to an advisory agreement dated March 16, 1994, as amended (each an “Advisory Agreement,” and together the “Advisory Agreements”).   Multi-Asset Fund’s Advisory Agreement was initially approved by the directors of TIP at a meeting held on September 13, 1994.  Multi-Asset Fund’s Advisory Agreement was last approved by its shareholders (members) by written action of the sole member on March 30, 1995.  The purpose of submission of Multi-Asset Fund’s Advisory Agreement to the sole member was to seek initial approval of the Advisory Agreement prior to that Fund’s commencement of operations on March 31, 1995.  International Equity Fund’s Advisory Agreement was initially approved by the directors of TIP at a meeting held on February 10, 1994.  International Equity Fund’s Advisory Agreement was last approved by its members on March 29, 1994.  The purpose of submission of International Equity Fund’s Advisory Agreement to its members was to seek initial approval of the Advisory Agreement prior to that Fund’s commencement of operations on May 31, 1994.  The board last approved continuance of the Advisory Agreements for the Funds at a meeting held on June 15-16, 2010.

Under the Advisory Agreements, TAS manages the investment program of the Funds and performs such duties as the board and TAS agree are appropriate to support and enhance the investment program of the Funds.  The Advisory Agreements provide that TAS will seek to achieve the Funds’ investment and performance objectives by identifying and recommending to the board independent money managers for the Funds, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and each Fund’s performance, and employing certain risk management and other investment techniques.

Under Multi-Asset Fund’s Advisory Agreement, the Fund pays TAS on a monthly basis an annualized fee of 0.20% on the first $500 million of the average daily net assets of the Fund; 0.18% on the next $500 million of assets; 0.15% on the next $500 million of assets; 0.13% on the next $500 million of assets; 0.11% on the next $500 million of assets; and 0.09% on assets exceeding $2.5 billion.  For the fiscal year ended December 31, 2009, Multi-Asset Fund paid TAS for its services to the Fund under the Advisory Agreement advisory fees of $3,717,137.  For the fiscal year ended December 31, 2009, Multi-Asset Fund paid directly to the Fund’s money managers management fees of $7,632,574.

Under International Equity Fund’s Advisory Agreement, the Fund pays TAS on a monthly basis an annualized fee of 0.15% on the first $500 million of the average daily net assets of the Fund; 0.13% on the next $500 million of assets; 0.11% on the next $500 million of assets; 0.09% on the next $500 million of assets; 0.07% on the next $500 million of assets; and 0.05% on assets exceeding $2.5 billion.  For the fiscal year ended December 31, 2009, International Equity Fund paid TAS for its services to the Fund under the Advisory Agreement advisory fees of $274,742.  For the fiscal year ended December 31, 2009, International Equity Fund paid directly to the Fund’s money managers management fees of $1,218,181.

Effective July 1, 2009, TAS also provides certain administrative and other services to TIP pursuant to a services agreement.  Under the services agreement, TAS receives 0.02% per annum for such services provided to Multi-Asset Fund and International Equity Fund.  For the period July 1, 2009 through December 31, 2009, the fees paid to TAS by Multi-Asset Fund and International Equity Fund were $277,484 and $20,242, respectively.

The Money Manager Agreements between TIP and Mission Value Partners

Prior to June 1, 2010, Multi-Asset Fund engaged nine independent money managers and TAS to oversee Multi-Asset Fund’s investment decisions.  Prior to June 1, 2010, International Equity Fund engaged two independent money managers and TAS to oversee International Equity Fund’s investment decisions.  At a meeting held on May 25, 2010, the directors approved money manager agreements with Mission Value Partners that provide for Mission Value Partners to act as a new money manager for Multi-Asset Fund and, separately, for International Equity Fund.

TAS recommended to the board that Mission Value Partners be added as a money manager of each Fund based on a number of factors, including but not limited to the collective experience of Mission Value Partners’ investment personnel in investing in Japanese securities and the alignment of Mission Value Partners’ objectives with the Funds’ objectives.

After conducting meetings with Mission Value Partners’ management and investment professionals and analyzing information deemed relevant and the potential impact on the Funds, TAS recommended to the directors that Mission Value Partners serve as a money manager of the Funds to manage focused Japanese equity portfolios pursuant to separate money manager agreements.  Upon the recommendation of TAS and after considering a variety of factors (as described below under “Consideration of Money Manager Agreements by the Board ”), the directors voted on May 25, 2010, to approve the money manager agreements with Mission Value Partners, effective as of June 1, 2010.  The terms of the money manager agreements are more fully described below under “Description of the New Money Manager Agreements.”

Consideration of Money Manager Agreements by the Board

In considering the money manager agreements with Mission Value Partners for the Funds, the board requested and considered a wide range of information from TAS and Mission Value Partners in advance of the meeting.  The board considered information regarding Mission Value Partners’ personnel and services, investment strategies and philosophies, portfolio management, potential portfolio holdings, and fees and expenses.  The board also considered the performance of other investment companies and accounts that had been managed by Mission Value Partners’ investment professionals.  Information about Mission Value Partners’ proposed brokerage practices was also provided, including proposed allocation methodologies, best execution, expected commission rates, and soft dollar programs.  It was noted that Mission Value Partners had no soft dollar arrangements in place at the time of the board meeting but intended to use soft dollars to obtain certain research in the future.  In addition, the board considered information with respect to compliance and administration at Mission Value Partners, including its code of ethics and the background of the individual serving as Mission Value Partners’ chief compliance officer and chief operating officer.  It was noted that Mission Value Partners was a newly formed organization and, while each of its principals was experienced in the investment industry, the firm had no prior operating history.  In addition, due to the small size of Mission Value Partners’ staff, information about, and the reputations of, the service providers selected by Mission Value Partners were also considered.  The board also considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and the factors the board should consider in its evaluation of advisory agreements; Mission Value Partners’ responses to a questionnaire prepared by the directors’ independent counsel requesting information necessary for the directors’ evaluation of the money manager agreements; and responses to additional questions posed by the board regarding expected investment opportunities and strategies, Mission Value Partners’ investment professionals, and the proposed fee schedules with Mission Value Partners.

The board considered a number of additional factors in evaluating the money manager agreements with Mission Value Partners on behalf of the Funds.  The board considered information describing the addition of Mission Value Partners to Multi-Asset Fund and International Equity Fund; the advisory services Mission Value Partners was expected to provide to the Funds; the potential benefits of including Mission Value Partners as a money manager to the Funds; and other information deemed relevant.  The potential benefits of adding Mission Value Partners as a money manager of the Funds were identified as: (i) investment philosophy and disciplined security selection process; (ii) active management style; (iii) staff expertise in Japanese equity investing; (iv) alignment of interests; and (v) performance records achieved by other funds or accounts managed by Mission Value Partners’ investment professionals and their reputation in the industry.  The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreements with Mission Value Partners.  The board did not specifically consider the profitability of Mission Value Partners expected to result from its relationship with the Funds because Mission Value Partners is not affiliated with TAS or TIP except by virtue of serving as a money manager, and the fees to be paid to Mission Value Partners were negotiated on an arm’s-length basis in a competitive marketplace.

The board based its evaluation on the material factors presented to it at the meeting and discussed above, including: (i) the terms of the agreements; (ii) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by Mission Value Partners in connection with providing services to the Funds; (iii) the nature, quality, and extent of the services expected to be performed by Mission Value Partners; (iv) the overall organization and experience of Mission Value Partners’ principals; and (v) the nature and expected effects of adding Mission Value Partners as a money manager of the Funds.  The board noted in particular the experience of Mission Value Partners’ investment personnel and their contributions to investment management firms with which they were previously affiliated.  While Mission Value Partners did not have a performance history as an investment adviser, the board concluded that the individual investment professionals’ experience and performance were satisfactory.  Additionally, the board noted that the proposed fee schedules provided for a performance-adjusted compensation arrangement in keeping with both Funds’ performance goals, and that the asset-based portion of the fee schedules included breakpoints that could enable the Funds to benefit from economies of scale.

In arriving at its decision to approve the money manager agreements with Mission Value Partners, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations.

After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the money manager agreements with Mission Value Partners for Multi-Asset Fund and International Equity Fund.  Prior to a vote being taken, the board met separately in executive session to discuss the appropriateness of the agreements and other considerations.  In their deliberations with respect to these matters, the directors were advised by their independent legal counsel.  The directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of the investment advisory contracts.  The directors concluded that the money manager agreements with Mission Value Partners were reasonable, fair, and in the best interests of each of Multi-Asset Fund and International Equity Fund and their respective members, and that the fees provided in such agreements were fair and reasonable.  In the board’s view, approving the money manager agreements with Mission Value Partners was desirable and in the best interests of the Funds and their members.

Description of the Money Manager Agreements

The money manager agreement with Mission Value Partners for Multi-Asset Fund is included as Appendix A to this Information Statement. The money manager agreement with Mission Value Partners for International Equity Fund is included as Appendix B to this Information Statement.  The following description of the money manager agreements is qualified in its entirety by reference to the full text of each agreement as set forth in Appendix A and in Appendix B.

The Mission Value Partners money manager agreements, each dated as of June 1, 2010, provide that Mission Value Partners will manage the investment and reinvestment of certain assets of Multi-Asset Fund and, separately, International Equity Fund placed with it from time to time, subject to the supervision of the board and TAS.  Mission Value Partners will manage for each Fund a concentrated portfolio consisting primarily of Japan-related public equities believed by the manager to be undervalued or out-of-favor at the time of purchase but offering growth opportunities over the long-term.  The money manager agreements require the money manager to give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Funds.  In evaluating the terms available for executing particular transactions and in selecting broker-dealers, Mission Value Partners may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such broker-dealers.  The money manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if the money manager determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  In addition, the money manager agreements include provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement and restrict the money manager from consulting with other money managers for either Fund about transactions in securities or other assets of that Fund, except under certain circumstances.

The money manager agreements provide that each Fund will pay Mission Value Partners a fee to consist of two components, a base fee (the “base fee”), payable monthly, plus a performance-based fee (the “performance fee”), payable annually.  The base fee rate is a blended rate calculated by (i) applying 1.00% of the first $100 million of “TIFF assets”; 0.75% on the next $100 million of “TIFF assets”; 0.50% on the next $100 million of “TIFF assets”; and 0.25% on all remaining “TIFF assets” in excess of $300 million, (ii) summing the result of each calculation, and (iii) dividing by “TIFF assets.”  For purposes of this calculation, “TIFF assets” means the daily average over the applicable period of the Multi-Asset Fund assets, the International Equity Fund assets, and the assets of any other funds bearing the TIFF name that are managed by Mission Value Partners.  The base fee rate is then divided by twelve (12) and multiplied by the average daily net assets of Multi-Asset Fund and International Equity Fund, respectively, to determine the monthly base fee for each Fund.

The performance fee formula with respect to each of Multi-Asset Fund and International Equity Fund provides that Mission Value Partners will receive 10% of the amount by which the annualized return of the respective Fund’s portfolio managed by Mission Value Partners exceeds the annualized performance of a specified benchmark, measured over rolling thirty-six (36) month periods, subject to a cap of 1% and a floor of 0%, multiplied by the average daily net asset value of the respective Fund’s portfolio managed by Mission Value Partners over the same rolling thirty-six (36) month period.  The specified benchmark is equal to (i) the average monthly change in the Consumer Price Index for all Urban Consumers (“CPI”) measured over the applicable thirty-six (36) month period (as reported in the month the performance fee is calculated) multiplied by twelve (12), plus (ii) a spread of 2%, 3%, or 4%, if Mission Value Partners’ total assets under management are less than or equal to $500 million, greater than $500 million up to $750 million, or greater than $750 million, respectively.  During the first three years of the relationship with Mission Value Partners, the performance fee is similarly structured, with measurement periods for the performance of the Funds’ portfolios starting as of the first day of the first full calendar month after the assets are placed with Mission Value Partners and ending as of the last day of the 12th, 24th, and 36th full calendar month, respectively; the performance of the specified benchmark for each of these three (3) periods will still be measured over a 36-month period ending as of the last day of such 12, 24, or 36 month period.  Several aspects of the performance fee structure are notable.  Mission Value Partners seeks real returns, rather than relative returns, resulting in the selection of CPI, instead of a securities based index, as the benchmark for the performance fee.  Performance of each Fund’s portfolio and CPI is measured annually over a trailing thirty-six (36) month period, rather than more frequently based on a shorter measuring period, in part to mitigate the effects of short term volatility in either the performance of a Fund’s portfolio or CPI on performance fees.  The spread over CPI increases from 2% to 3% and then to 4% to allow the Funds to benefit from economies of scale as Mission Value Partners’ total assets under management – not just the “TIFF assets” – increase.

The money manager agreements provide that each Fund’s arrangement with Mission Value Partners will continue in effect for a period of two years from the date of the agreements, and thereafter from year to year if the continuance of the agreements is approved at least annually in conformity with the requirements of the 1940 Act.  The money manager agreements may be amended by mutual consent of parties thereto, but the consent of a Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of that Fund.  Each money manager agreement may be terminated without payment of any penalty by (a) a Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of that Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Mission Value Partners, in each case with at least 30 days’ written notice from the terminating party and on the date specified in the notice of termination.  Each money manager agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The money manager agreements provide that Mission Value Partners shall not be liable to a Fund, TIP, or TAS for any error of judgment, but shall be liable to a Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Mission Value Partners in providing services under the applicable money manager agreement or from reckless disregard by Mission Value Partners of its obligations and duties under the applicable money manager agreement.

 Additional Fee Information

The following table summarizes the actual expenses of each Fund for its 2009 fiscal year and also shows a pro forma estimate of what the 2009 expenses would have been had Mission Value Partners served as a money manager during that year under the arrangements described in this Information Statement.  The table assumes for each Fund that Mission Value Partners became a money manager of approximately four percent (4%) of Multi-Asset Fund’s assets and approximately five percent (5%) of International Equity Fund’s assets (based on each Fund’s 2009 average net assets) on January 1, 2009, and that assets managed by Mission Value Partners were re-allocated from assets managed by TAS, in the case of Multi-Asset Fund, and were re-allocated in equal amounts from the Fund’s other money managers, in the case of International Equity Fund.  The table is designed to facilitate an understanding of the potential impact of Mission Value Partners’ fee schedule on the Funds’ fees and expenses.  Actual Fund fees and expenses for 2010 will differ from those presented here due in part to factors such as Mission Value Partners’ and the other money managers’ performance and the Funds’ average net assets during 2010.

	Multi-Asset Fund		International Equity Fund
	2009 Actual Expenses	2009 Pro Forma Expenses	2009 Actual Expenses	2009 Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.50%	0.50%	0.75%	0.75%
Redemption Fees (as a percentage of amount redeemed)	0.50%	0.50%	0.75%	0.75%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.47%	0.51% [a]	0.82%	0.85% [a]
Other Expenses	0.18%	0.18%	0.24%	0.24%
Acquired Fund Fees and Expenses	0.66%	0.66%	1.10% [b]	1.10%

Total Annual Fund Operating Expenses	1.31%	1.35% [a]	2.16% [b]	2.19% [a]

[a]
Pro Forma Management Fees and Total Annual Fund Operating Expenses reflect Mission Value Partners’ base fees but not the performance fees as no performance information is available on which to estimate performance fees.  However, if Mission Value Partners were to earn the maximum performance fees in addition to the base fees, it is estimated that the Pro Forma Management Fees for 2009 would have been 0.55% and 0.90%, and that the Pro Forma Total Annual Fund Operating Expenses would have been 1.39% and 2.24%, for Multi-Asset Fund and International Equity Fund, respectively.

[b]
Acquired Fund Fees and Expenses and Total Annual Fund Operating Expenses have been restated to reflect an estimate of such fees and expenses as a result of certain changes in International Equity Fund’s acquired fund holdings after December 31, 2009.

Cost of Investing Example

This example is intended to help members compare the cost of investing in the Funds with the cost of investing in other mutual funds.  In calculating the example, the actual expenses of Multi-Asset Fund and International Equity Fund during 2009 (restated for International Equity Fund, as described above) are used, as are pro forma estimates of what 2009 expenses would have been had Mission Value Partners served as a money manager to the Funds during that year, as shown in the expense table above.  The pro forma examples do not reflect the performance fee component of Mission Value Partners’ fee schedule for the reasons stated above.  The actual and pro forma examples assume that a member invests $10,000 in a Fund for the time periods indicated.  The examples also assume that the investment has a 5% return each year, each Fund’s operating expenses remain the same based upon the expenses as shown in the fee table, and all dividends and distributions are reinvested.  Entry fees are reﬂected in both scenarios and redemption (exit) fees are reﬂected in the rows labeled ‘‘With redemption at end of period.’’  Actual costs may be higher or lower.

	Multi-Asset Fund		International Equity Fund
	2009 Actual	2009 Pro Forma	2009 Actual	2009 Pro Forma
One Year
With redemption at end of period	$234	$238	$369	$372
No redemption at end of period	$183	$187	$292	$295

Three Years
With redemption at end of period	$519	$531	$827	$836
No redemption at end of period	$463	$475	$746	$755

Five Years
With redemption at end of period	$824	$845	$1,311	$1,326
No redemption at end of period	$765	$786	$1,226	$1,241

Ten Years
With redemption at end of period	$1,693	$1,737	$2,648	$2,678
No redemption at end of period	$1,621	$1,666	$2,549	$2,580

II.	OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company that seeks to improve the net investment returns of its members by making available to them a series of investment vehicles, each with its own investment objective and policies.  TIP was incorporated under Maryland law on December 23, 1993, and consists of four mutual funds at present: TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF US Equity Fund, and TIFF Short-Term Fund.  The mutual funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

Information about TAS

TAS is the investment adviser to the TIP mutual fund family (the “funds”).  TAS’s principal offices are at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428.  TAS seeks to achieve the funds’ investment and performance objectives in large part by identifying and recommending to the board independent money managers for each of the funds, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and funds’ performance, and employing certain risk management and other techniques.  The money managers are responsible for day-to-day investment decisions for that portion of the funds’ assets allocated to them.  Each money manager specializes in a particular market sector or utilizes a particular investment style.  A money management firm may serve as a money manager to more than one of the funds.  For all funds, TAS may invest a substantial portion of the funds’ assets in futures contracts, derivative investments, duration investments, and other securities and financial instruments in accordance with each fund’s objective, policies, and restrictions.

Information about Mission Value Partners

Mission Value Partners is located at 651 1st Street West, Suite G, Sonoma, CA 95476.  As of June 30, 2010, Mission Value Partners had responsibility for approximately $118.6 million in assets under management.  Andrew McDermott, (President) and Kouji Yamada (Executive Director), are responsible for making investment decisions for the Japan equity portfolios managed for the Funds.  Mr. McDermott founded Mission Value Partners in 2010.  Prior to founding Mission Value Partners, he was a senior investment professional at another investment firm and co-managed an international mutual fund offered by that firm for approximately eleven years.  Mr. Yamada joined Mission Value Partners in 2010.  Previously, Mr. Yamada founded JCA Partners in 2007, which managed a private investment fund dedicated to Japanese equities, and prior to that, he was a part of a team that managed an international stock mutual fund offered by another investment firm, where he also managed the Japan research team.  Mission Value Partners has managed assets for the Funds since 2010.

Mission Value Partners is controlled by Andrew McDermott as sole owner, who is also the firm’s principal executive officer.  Mr. McDermott is located at 651 1st Street West, Suite G, Sonoma, CA 95476.

Mission Value Partners is not an investment adviser to any other registered investment companies with an investment objective similar to Multi-Asset Fund’s or International Equity Fund’s.

Interests of Directors and Officers

To the knowledge of the Funds, no directors or officers of TIP, nor their immediate family members, have any substantial interest, direct or indirect, by security holdings or otherwise, in the money manager agreements with Mission Value Partners.  No director or officer, nor their immediate family members, owned (beneficially or of record), purchased or sold securities of or interests in Mission Value Partners or of any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with Mission Value Partners, since January 1, 2009.  No director or officer of TIP is an officer, employee, director, general partner or shareholder of Mission Value Partners.

Information Regarding the Service Providers to the Funds

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111-2900, serves as the custodian of TIP’s assets as well as its administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent.  As custodian, State Street may employ sub-custodians outside the United States.

Distributor.   Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, serves as the distributor of TIP’s shares.

 Outstanding Shares and Significant Shareholders

As of July 1, 2010, the Funds had the following number of shares outstanding:

Title of Class	Number of Shares Outstanding and Entitled to Vote*
Multi-Asset Fund	228,805,152.051 shares
International Equity Fund	15,897,245.199 shares

* Each dollar of net asset value is entitled to one vote.

As of July 1, 2010, there were no members that owned of record or beneficially 5% or more of the shares of common stock of Multi-Asset Fund.

As of July 1, 2010, the following members owned of record or beneficially 5% or more of the shares of common stock of International Equity Fund.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
International Equity Fund	Houston Endowment, Inc. 600 Travis, Suite 6400 Houston, TX 77002	8,330,678.389 shares	52.4%
International Equity Fund	East Tennessee Foundation 625 Market Street, Suite 1400 Knoxville, TN 37902	1,055,936.883 shares	6.6%

As of July 1, 2010, the directors and officers of TIP as a group owned less than 1% of the outstanding shares of the Funds.

Annual and Semi-Annual Reports

The Funds’ annual report for the fiscal year ended December 31, 2009, and semi-annual report for the period ended June 30, 2009, were previously distributed to members.  The semi-annual report for the period ended June 30, 2010 is expected to be distributed to members on or about August 29, 2010.   The Funds will furnish, without charge, an additional copy of its annual or semi-annual report for the fiscal year ended December 31, 2009, or semi-annual period ended June 30, 2009, or, when available, the next succeeding semi-annual report, to any member requesting such reports.   An additional copy of the annual and semi-annual report may be obtained, without charge, by contacting TIP by mail, telephone or email using the contact information below or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
1-800-984-0084
www.tiff.org

Electronic mail inquiries:
Services offered by TIFF: info@tiff.org
Member-specific account data: memberservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A

Money Manager Agreement

This Agreement is between the TIFF Investment Program, Inc. (“TIP”), a Maryland corporation, for its TIFF Multi-Asset Fund (the “Fund”), and Mission Value Partners, L.L.C. (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is effective as of June 1, 2010 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund, and the Manager is willing to render those services.

The parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time.  Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.”  The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.	Appointment and Powers of Manager; Investment Approach

(a)    Appointment.  TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement.  The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b)    Powers.  Subject to the supervision of the board of directors of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a).  TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), to hold, and to dispose of (by sale, exchange, or otherwise) securities and other investments;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

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(iii)
enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

(c)    Power of Attorney.  To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do.  The Manager hereby accepts this appointment.

(d)    Voting.  The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e)    Independent Contractor.  Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f)    Reporting.  The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a)    Requirements.  Subject to Section 3(b), in performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)
the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)
TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of common stock in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines (appended to this Agreement as Exhibit A), which may be amended from time to time through mutual agreement by TAS and the Manager;

Appendix A

(iv)	written instructions and directions of the board of directors of TIP; and

(v)	written instructions and directions of TAS.

(b)    Responsibility with Respect to Actions of Others.  TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers.  Notwithstanding Section 3(a), to the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements (i) to the extent that such compliance is within the Manager’s Investment Guidelines and (ii) to the extent that the Manager is provided with instructions from TIP sufficient to ascertain the applicability of such Requirements.  It is understood and agreed that the Manager shall not be responsible under this Agreement for monitoring the Fund’s overall compliance with any provision of the 1940 Act, the Code or any other federal or state law or regulation, nor shall it be responsible for monitoring the Fund’s overall compliance with the diversification requirements under the 1940 Act or the Code.  If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law as the Fund or TAS may reasonably specify to effect compliance.

(c)    Responsibility with Respect to Performance of Duties.  In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund.  The Manager will not deal with the Managed Assets in its own interest or for its own account.

(d)    Delivery of Registration Statement.  TIP shall provide the Registration Statement and all amendments thereto to the Manager promptly after the filing thereof.

4.	Recordkeeping and Reporting

(a)    Records.  The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act.  All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice.  Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request.  Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request.  The Manager may retain copies of records furnished to the Fund.

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(b)    Reports to Custodian.  The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c)    Other Reports.  The Manager shall render to the board of directors of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5.	Purchase and Sale of Securities

(a)    Selection of Brokers.  The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement.  Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof.  In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. Notwithstanding the foregoing, the Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b)    Aggregating Orders.  On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.	Management Fees; Expenses

(a)    Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager no later than thirty days after the end of the period to which the fee relates.  The applicable fee rate will be applied to the average daily net assets (gross of expenses except custodian transaction charges) of the Managed Assets, computed as described in the Fund’s Registration Statement.

(b)    Expenses.  The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions.  The Manager shall not have responsibility for calculating the Net Asset Value of the Fund’s portfolio, but must daily review the pricing of the Managed Assets.  The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees and expenses for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services but not any portion of such commissions attributable to any services which do not constitute brokerage or research services; and (iii) interest and taxes, if any, payable by the Fund.  In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

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7.	Non-Exclusivity of Services

 The Manager is free to act for its own account and to provide investment management services to others.  The Fund acknowledges that the Manager and its officers and employees, and the Manager's other clients (including funds sponsored by the Manager), may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund.  Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client of the Manager.  The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so.  The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund.

8.	Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement.

9.	Representations

(a)    The Manager hereby confirms to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

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(b)    The Manager represents that it is in material compliance with all applicable laws, both federal and state.

(c)    TIP hereby confirms to the Manager that TIP is registered as an investment company under the 1940 Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d)    TIP acknowledges receipt of Part II of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e)    TIP represents that TIP and the Fund are in material compliance with all applicable state and federal securities laws and regulations.

(f)     TIP represents that all of the Fund’s current shareholders are “qualified clients,” in accordance with in Rule 205-3 under the Advisers Act, and all of the Fund’s shareholders will be “qualified clients” for so long as the Manager performs services under this Agreement pursuant to a fee schedule not meeting the requirements of Section 205(b) of the Advisers Act.

10.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund.

12.	Notices

Appendix A

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered in writing or sent by fax or three days after mailing registered mail postage prepaid as follows:

Fund:TIFF Investment Program
c/o TIFF Advisory Services, Inc.
Attn:  General Counsel
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
Fax:610-684-8080

Manager:Mission Value Partners, L.L.C.
651 First Street West, Suite G
Sonoma, CA 95476

Fax:707-750-3321

Each party may change its address by giving notice as herein required.

13.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date.  Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

14.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws.  Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

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16.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party, in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about another party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party.  Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program, Inc.,	Mission Value Partners, L.L.C.
on behalf of its TIFF Multi-Asset Fund

/s/Kelly Lundstrom	/s/ Andrew McDermott
Signature	Signature

Kelly Lundstrom, Vice President	Andrew McDermott, President
Print Name/Title	Print Name/Title

Appendix A

Schedule I
Dated as of June 1, 2010

to the

Money Manager Agreement (the “Agreement”)
Dated as of June 1, 2010

Between

Mission Value Partners, L.L.C. (the “Manager”) and
TIFF Investment Program, Inc. for its TIFF Multi-Asset Fund (the “Fund”)

As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to the Agreement, the Fund will pay the Manager a fee as set forth below.

The Fund will pay the Manager (i) an asset based fee (the “Investment Management Fee”) plus (ii) a performance based fee (the “Performance Based Fee”), each as described below.

Capitalized terms used throughout this schedule shall have the meanings given to them in the Agreement or as otherwise defined herein.

Definitions Related to Fee Calculations

Average Net Assets: Average Net Assets means the average of the daily net asset values (gross of expenses except custodian transaction charges) of the Managed Assets for the applicable period.

Base Fee Rate:  The Base Fee Rate is a blended rate calculated by applying:
1.00% on the first $100,000,000 of TAS Assets;
0.75% on the next $100,000,000 of TAS Assets;
0.50% on the next $100,000,000 of TAS Assets;
0.25% on all TAS Assets in excess of $300,000,000;
summing the result of each calculation and dividing by TAS Assets to determine an effective fee rate, which shall be the Base Fee Rate.

Excess Return: Excess Return is the arithmetic difference between the annualized performance of the Managed Assets during the applicable period, calculated geometrically, and the annualized performance of the Hurdle during the same period, calculated geometrically.

Final Performance Period:  With respect to a complete withdrawal of Managed Assets by the Fund during the Transitional Period, the Final Performance Period shall be the period commencing on the Start Date through the date of the complete withdrawal of the Managed Assets from the Manager.  With respect to a complete withdrawal of Managed Assets by the Fund during the Post-Transitional Period, the Final Performance Period shall be the period that is 36 full calendar months prior to the date of the complete withdrawal of the Managed Assets from the Manager plus the partial month through such withdrawal date.

Hurdle: The Hurdle for any period is the average monthly change in CPI Urban Consumers Index (as reported by the U.S Bureau of Labor Statistics in the month in which the Performance Based Fee for such period is calculated and paid) in the 36 months ending in the month containing the end date of the period, multiplied by 12, with the result of the calculation rounded to the nearest tenth of a percent, plus the Spread.

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The Fund and the Manager may determine this method for calculating the Hurdle has become unsatisfactory, in which case it may be amended in accordance with section 11 of the Agreement.

Mission Value Assets:  Mission Value Assets for any period means the average of the total assets under management of the Manager and any of its affiliates at the end of each of the last twelve months of the period.

Post-Transitional Period: The Post-Transitional Period shall commence on the first day of the month that immediately follows the last day of the Transitional Period.

Spread:  If Mission Value Assets are…

Less than or equal to $500,000,000,	the Spread is 2.00%;
Greater than $500,000,000 up to $750,000,000,	the Spread is 3.00%;
Greater than $750,000,000,	the Spread is 4.00%.

Start Date:  The Start Date is the first day of the first full calendar month after the month in which the Managed Assets are placed with the Manager. This definition shall apply differently to Managed Assets placed with the Manager on different dates.

TAS Assets:  TAS Assets for any period means the daily average over the period of the total assets of funds advised by TIFF Advisory Services, Inc., or its affiliates managed by the Manager or its affiliates, whether through a separate account or an interest in a pooled investment fund.  For assets invested in pooled investment funds, the average will be approximated using the value of the assets in such pooled investment fund at the opening of the period, adjusted by any contributions or withdrawals during the period.

Transitional Period:  The Transitional Period shall commence on the Start Date and shall end on the last day of the calendar month in which a full 36 months of performance has been achieved.

Investment Management Fee with respect to Managed Assets.  The Fund will pay the Manager a monthly asset based fee equal to the Base Fee Rate divided by 12 multiplied by the Average Net Assets of the Managed Assets for the month to which the fee relates.  The Investment Management Fee will be pro-rated for any period that is less than a full calendar month.

Calculation and Payment of Performance Based Fee with respect to Managed Assets.  For each period and upon a complete withdrawal of the Managed Assets, the Performance Based Fee shall be the higher of (i) zero and (ii) the amount determined using the applicable formula set forth below.  The Performance Based Fee shall be payable annually in arrears commencing in the month that follows the last calendar month in Period 1 (as defined below) and each year thereafter in the same calendar month of the year or, in the event of a complete withdrawal of Managed Assets, in the month that follows such withdrawal.

Performance Based Fee with respect to Managed Assets—Transitional Period:

Period 1 (commences on the Start Date and ends on the last day of the 12th full calendar month after the Start Date):  (the lesser of (i) Period 1 Excess Return x 10% or (ii) 1.00%) x Period 1 Average Net Assets.

Period 2 (commences on the Start Date and ends on the last day of the 24th full calendar month after the Start Date):  (2 x (the lesser of (i) Period 2 Excess Return x 10% or (ii) 1.00%) x Period 2 Average Net Assets) – Performance Based Fee paid to-date.

Period 3 (commences on the Start Date and ends on the last day of the 36th full calendar month after the Start Date):  (3 x (the lesser of (i) Period 3 Excess Return x 10% or (ii) 1.00%) x Period 3 Average Net Assets) – Performance Based Fee paid to-date.

Appendix A

Performance Based Fee with respect to Managed Assets—Post-Transitional Period:

For each period: (the lesser of (i) the Excess Return for the 36 month period just ended x 10% or (ii) 1.00%) x Average Net Assets for the 36 month period just ended.

Performance Based Fee with respect to Managed Assets—At Complete Withdrawal of Managed Assets:

Final Performance Based Fee:  ((the lesser of (i) the Excess Return for the Final Performance Period x 10% or (ii) 1.00%) x Average Net Assets for the Final Performance Period) x (the number of days since the end of the 36 month period to which last annual calculation of the Performance Based Fee related through the withdrawal date / 365); provided, however, that for any complete withdrawal of Managed Assets during the Transitional Period, the Final Performance Based Fee shall be: ((the lesser of (i) the Excess Return for the Final Performance Period x 10% or (ii) 1.00%) x Average Net Assets for the Final Performance Period) x (the number of days since the Start Date through the withdrawal / 365) – Performance Based Fee paid to-date.

Agreed and Accepted:		Agreed and Accepted:

TIFF Investment Program, Inc.		Mission Value Partners, L.L.C.
for its TIFF Multi-Asset Fund

By:	/s/ Kelly Lundstrom	By:	/s/ Andrew McDermott

Name:	Kelly Lundstrom	Name:	Andrew McDermott
Title:	Vice President	Title:	President

Appendix B

Money Manager Agreement

This Agreement is between the TIFF Investment Program, Inc. (“TIP”), a Maryland corporation, for its TIFF International Equity Fund (the “Fund”), and Mission Value Partners, L.L.C. (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is effective as of June 1, 2010 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund, and the Manager is willing to render those services.

The parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time.  Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.”  The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.	Appointment and Powers of Manager; Investment Approach

(a)    Appointment.  TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement.  The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b)    Powers.  Subject to the supervision of the board of directors of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a).  TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), to hold, and to dispose of (by sale, exchange, or otherwise) securities and other investments;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

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(iii)
enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

(c)    Power of Attorney.  To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do.  The Manager hereby accepts this appointment.

(d)    Voting.  The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e)    Independent Contractor.  Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f)    Reporting.  The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a)    Requirements.  Subject to Section 3(b), in performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)
the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(iii)
TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of common stock in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines (appended to this Agreement as Exhibit A), which may be amended from time to time through mutual agreement by TAS and the Manager;

(iv)	written instructions and directions of the board of directors of TIP; and

Appendix B

(v)	written instructions and directions of TAS.

(b)    Responsibility with Respect to Actions of Others.  TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers.  Notwithstanding Section 3(a), to the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements (i) to the extent that such compliance is within the Manager’s Investment Guidelines and (ii) to the extent that the Manager is provided with instructions from TIP sufficient to ascertain the applicability of such Requirements.  It is understood and agreed that the Manager shall not be responsible under this Agreement for monitoring the Fund’s overall compliance with any provision of the 1940 Act, the Code or any other federal or state law or regulation, nor shall it be responsible for monitoring the Fund’s overall compliance with the diversification requirements under the 1940 Act or the Code.  If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law as the Fund or TAS may reasonably specify to effect compliance.

(c)    Responsibility with Respect to Performance of Duties.  In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund.  The Manager will not deal with the Managed Assets in its own interest or for its own account.

(d)    Delivery of Registration Statement.  TIP shall provide the Registration Statement and all amendments thereto to the Manager promptly after the filing thereof.

4.	Recordkeeping and Reporting

(a)    Records.  The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act.  All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice.  Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request.  Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request.  The Manager may retain copies of records furnished to the Fund.

(b)    Reports to Custodian.  The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

Appendix B

(c)    Other Reports.  The Manager shall render to the board of directors of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5.	Purchase and Sale of Securities

(a)    Selection of Brokers.  The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement.  Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof.  In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. Notwithstanding the foregoing, the Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b)Aggregating Orders.  On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.	Management Fees; Expenses

(a)    Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager no later than thirty days after the end of the period to which the fee relates.  The applicable fee rate will be applied to the average daily net assets (gross of expenses except custodian transaction charges) of the Managed Assets, computed as described in the Fund’s Registration Statement.

(b)    Expenses.  The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions.  The Manager shall not have responsibility for calculating the Net Asset Value of the Fund’s portfolio, but must daily review the pricing of the Managed Assets.  The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees and expenses for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services but not any portion of such commissions attributable to any services which do not constitute brokerage or research services; and (iii) interest and taxes, if any, payable by the Fund.  In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

Appendix B

7.	Non-Exclusivity of Services

 The Manager is free to act for its own account and to provide investment management services to others.  The Fund acknowledges that the Manager and its officers and employees, and the Manager's other clients (including funds sponsored by the Manager), may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund.  Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client of the Manager.  The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so.  The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund.

8.	Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement.

9.	Representations

(a)    The Manager hereby confirms to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

Appendix B

(b)    The Manager represents that it is in material compliance with all applicable laws, both federal and state.

(c)    TIP hereby confirms to the Manager that TIP is registered as an investment company under the 1940 Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d)    TIP acknowledges receipt of Part II of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e)    TIP represents that TIP and the Fund are in material compliance with all applicable state and federal securities laws and regulations.

(f)     TIP represents that all of the Fund’s current shareholders are “qualified clients,” in accordance with in Rule 205-3 under the Advisers Act, and all of the Fund’s shareholders will be “qualified clients” for so long as the Manager performs services under this Agreement pursuant to a fee schedule not meeting the requirements of Section 205(b) of the Advisers Act.

10.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund.

12.	Notices

Appendix B

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered in writing or sent by fax or three days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program
c/o TIFF Advisory Services, Inc.
Attn: General Counsel
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
Fax: 610-684-8080

Manager:	Mission Value Partners, L.L.C.
651 First Street West, Suite G
Sonoma, CA 95476

Fax: 707-750-3321

Each party may change its address by giving notice as herein required.

13.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date.  Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

14.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws.  Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

Appendix B

16.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party, in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about another party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party.  Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program, Inc.,	Mission Value Partners, L.L.C.
on behalf of its TIFF International Equity Fund

/s/ Kelly Lundstrom	/s/ Andrew McDermott
Signature	Signature

Kelly Lundstrom, Vice President	Andrew McDermott, President
Print Name/Title	Print Name/Title

Appendix B

Schedule I
Dated as of June 1, 2010

to the

Money Manager Agreement (the “Agreement”)
Dated as of June 1, 2010

Between

Mission Value Partners, L.L.C. (the “Manager”) and
TIFF Investment Program, Inc. for its TIFF International Equity Fund (the “Fund”)

As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to the Agreement, the Fund will pay the Manager a fee as set forth below.

The Fund will pay the Manager (i) an asset based fee (the “Investment Management Fee”) plus (ii) a performance based fee (the “Performance Based Fee”), each as described below.

Capitalized terms used throughout this schedule shall have the meanings given to them in the Agreement or as otherwise defined herein.

Definitions Related to Fee Calculations

Average Net Assets: Average Net Assets means the average of the daily net asset values (gross of expenses except custodian transaction charges) of the Managed Assets for the applicable period.

Base Fee Rate:  The Base Fee Rate is a blended rate calculated by applying:
1.00% on the first $100,000,000 of TAS Assets;
0.75% on the next $100,000,000 of TAS Assets;
0.50% on the next $100,000,000 of TAS Assets;
0.25% on all TAS Assets in excess of $300,000,000;
summing the result of each calculation and dividing by TAS Assets to determine an effective fee rate, which shall be the Base Fee Rate.

Excess Return: Excess Return is the arithmetic difference between the annualized performance of the Managed Assets during the applicable period, calculated geometrically, and the annualized performance of the Hurdle during the same period, calculated geometrically.

Final Performance Period:  With respect to a complete withdrawal of Managed Assets by the Fund during the Transitional Period, the Final Performance Period shall be the period commencing on the Start Date through the date of the complete withdrawal of the Managed Assets from the Manager.  With respect to a complete withdrawal of Managed Assets by the Fund during the Post-Transitional Period, the Final Performance Period shall be the period that is 36 full calendar months prior to the date of the complete withdrawal of the Managed Assets from the Manager plus the partial month through such withdrawal date.

Hurdle: The Hurdle for any period is the average monthly change in CPI Urban Consumers Index (as reported by the U.S Bureau of Labor Statistics in the month in which the Performance Based Fee for such period is calculated and paid) in the 36 months ending in the month containing the end date of the period, multiplied by 12, with the result of the calculation rounded to the nearest tenth of a percent, plus the Spread. The Fund and the Manager may determine this method for calculating the Hurdle has become unsatisfactory, in which case it may be amended in accordance with section 11 of the Agreement.

Appendix B

Mission Value Assets:  Mission Value Assets for any period means the average of the total assets under management of the Manager and any of its affiliates at the end of each of the last twelve months of the period.

Post-Transitional Period: The Post-Transitional Period shall commence on the first day of the month that immediately follows the last day of the Transitional Period.

Spread:  If Mission Value Assets are…

Less than or equal to $500,000,000,	the Spread is 2.00%;
Greater than $500,000,000 up to $750,000,000,	the Spread is 3.00%;
Greater than $750,000,000,	the Spread is 4.00%.

Start Date:  The Start Date is the first day of the first full calendar month after the month in which the Managed Assets are placed with the Manager. This definition shall apply differently to Managed Assets placed with the Manager on different dates.

TAS Assets:  TAS Assets for any period means the daily average over the period of the total assets of funds advised by TIFF Advisory Services, Inc., or its affiliates managed by the Manager or its affiliates, whether through a separate account or an interest in a pooled investment fund.  For assets invested in pooled investment funds, the average will be approximated using the value of the assets in such pooled investment fund at the opening of the period, adjusted by any contributions or withdrawals during the period.

Transitional Period:  The Transitional Period shall commence on the Start Date and shall end on the last day of the calendar month in which a full 36 months of performance has been achieved.

Investment Management Fee with respect to Managed Assets.  The Fund will pay the Manager a monthly asset based fee equal to the Base Fee Rate divided by 12 multiplied by the Average Net Assets of the Managed Assets for the month to which the fee relates.  The Investment Management Fee will be pro-rated for any period that is less than a full calendar month.

Calculation and Payment of Performance Based Fee with respect to Managed Assets.  For each period and upon a complete withdrawal of the Managed Assets, the Performance Based Fee shall be the higher of (i) zero and (ii) the amount determined using the applicable formula set forth below.  The Performance Based Fee shall be payable annually in arrears commencing in the month that follows the last calendar month in Period 1 (as defined below) and each year thereafter in the same calendar month of the year or, in the event of a complete withdrawal of Managed Assets, in the month that follows such withdrawal.

Performance Based Fee with respect to Managed Assets—Transitional Period:

Period 1 (commences on the Start Date and ends on the last day of the 12th full calendar month after the Start Date):  (the lesser of (i) Period 1 Excess Return x 10% or (ii) 1.00%) x Period 1 Average Net Assets.

Period 2 (commences on the Start Date and ends on the last day of the 24th full calendar month after the Start Date):  (2 x (the lesser of (i) Period 2 Excess Return x 10% or (ii) 1.00%) x Period 2 Average Net Assets) – Performance Based Fee paid to-date.

Period 3 (commences on the Start Date and ends on the last day of the 36th full calendar month after the Start Date):  (3 x (the lesser of (i) Period 3 Excess Return x 10% or (ii) 1.00%) x Period 3 Average Net Assets) – Performance Based Fee paid to-date.

Appendix B

Performance Based Fee with respect to Managed Assets—Post-Transitional Period:

For each period: (the lesser of (i) the Excess Return for the 36 month period just ended x 10% or (ii) 1.00%) x Average Net Assets for the 36 month period just ended.

Performance Based Fee with respect to Managed Assets—At Complete Withdrawal of Managed Assets:

Final Performance Based Fee:  ((the lesser of (i) the Excess Return for the Final Performance Period x 10% or (ii) 1.00%) x Average Net Assets for the Final Performance Period) x (the number of days since the end of the 36 month period to which last annual calculation of the Performance Based Fee related through the withdrawal date / 365); provided, however, that for any complete withdrawal of Managed Assets during the Transitional Period, the Final Performance Based Fee shall be: ((the lesser of (i) the Excess Return for the Final Performance Period x 10% or (ii) 1.00%) x Average Net Assets for the Final Performance Period) x (the number of days since the Start Date through the withdrawal / 365) – Performance Based Fee paid to-date.

Agreed and Accepted:		Agreed and Accepted:

TIFF Investment Program, Inc.		Mission Value Partners, L.L.C.
for its TIFF International Equity Fund

By:	/s/ Kelly Lundstrom	By:	/s/ Andrew McDermott

Name:	Kelly Lundstrom	Name:	Andrew McDermott
Title:	Vice President	Title:	President